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                                                                    Exhibit 99.2

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), is made and entered into as of May 14, 2007, by and among Inverness Medical Innovations, Inc. a Delaware corporation (the "COMPANY"), and the purchasers identified on the signature pages hereto (each, an "INVESTOR" and collectively the "INVESTORS").

     The Company has entered into Securities Purchase Agreements dated May 9, 2007 (the "PURCHASE AGREEMENT") with the Investors, under which the Company is issuing up to $150,000,000 in aggregate principal amount of its 3% Convertible Senior Subordinated Notes due 2016 (the "NOTES"), upon the terms and subject to the conditions set forth in the Purchase Agreement.

     In satisfaction of a condition to the obligations of the Investors under the Purchase Agreement, the Company agrees with the Investors, for the benefit of the "Holders" as defined below (including the Investors) of the Notes and the Shares (as defined below), as follows:

     1.   Certain Definition.

     Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement. For purposes of this Registration Rights Agreement, the following terms shall have the following meanings:

          (a) "ADDITIONAL INTEREST" has the meaning assigned thereto in Section 2(e).

          (b) "ADDITIONAL INTEREST PAYMENT DATE" has the meaning assigned thereto in Section 2(e).

          (c) "AFFILIATE" has the meaning set forth in Rule 405 under the Securities Act, except as otherwise expressly provided herein.

          (d) "AGREEMENT" means this Registration Rights Agreement, as the same may be amended from time to time pursuant to the terms hereof.

          (e) "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

          (f) "CLOSING DATE" means the date on which any Notes are initially issued.

          (g) "COMMISSION" means the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

          (h) "COMPANY" has the meaning specified in the first paragraph of this Agreement.

          (i) "COMPANY INDEMNITEE" has the meaning specified in Section 6(b).

          (j) "DEFERRAL NOTICE" has the meaning assigned thereto in Section
     3(b).

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          (k) "DEFERRAL PERIOD" has the meaning assigned thereto in Section
     3(b).

          (l) "EFFECTIVE PERIOD" has the meaning assigned thereto in Section
     2(a).

          (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (n) "HOLDER" means each holder, from time to time (including Investors), of Registrable Securities.

          (o) "INDEMNIFIED PARTY" has the meaning specified in Section 6(c).

          (p) "INDEMNIFYING PARTY" has the meaning specified in Section 6(c).

          (q) "INDENTURE" means the Indenture dated as of May 14, 2007 among the Company and U.S. Bank Trust National Association, as Trustee, pursuant to which the Notes are being issued.

          (r) "INVESTORS" has the meaning specified in the first paragraph of this Agreement.

          (s) "MAJORITY HOLDERS" shall mean, on any date, Holders of the majority of the Shares constituting Registrable Securities hereunder; provided, for the purposes of this definition, Holders of Notes constituting Registrable Securities shall be deemed to be the Holders of the number of Shares equal to the applicable Conversion Rate (as defined in the Indenture) as of such date multiplied by the aggregate number of $1,000 principal amount of Notes held by such Holder, and provided, further, that for the purposes of Section 3(a) below relating to Shelf Registration Statements, "Majority Holders" shall mean Holders holding a majority in aggregate amount of the Securities being registered for sale by such Holders under the Shelf Registration Statement.

          (t) "MATERIAL EVENT" has the meaning assigned thereto in Section 3(a)(iii).

          (u) "NASD" shall mean the National Association of Securities Dealers, Inc.

          (v) "NOTES" has the meaning specified in the first paragraph of this Agreement.

          (w) "NOTICE AND QUESTIONNAIRE" means a written notice delivered to the Company containing (i) the information called for by the Form of Selling Securityholder Notice and Questionnaire attached as Annex A to this Agreement and (ii) and such other information in writing as the Company may reasonably request in writing in connection therewith, executed by a duly authorized agent of the Holder named therein.

          (x) "NOTICE HOLDER" means, on any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date.

          (y) "PERSON" means a corporation, limited liability company, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

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          (z) "PROSPECTUS" means the prospectus included in any Shelf
     Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rules 430A, 430B or 430C under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

          (aa) "PURCHASE AGREEMENT" has the meaning specified in the first paragraph of this Agreement.

          (bb) REGISTRABLE SECURITIES" means:

               - each Note until the earliest of (i) its effective registration under the Securities Act and the resale of such
                    Note in accordance with the Shelf Registration Statement,
                    (ii) the expiration of the holding period applicable to such Note under Rule 144(k) under the Securities Act or any successor provision or similar provisions then in effect ("RULE 144(K)"), (iii) the date on which such Note is freely transferable by persons who are not Affiliates of the Company without registration under the Securities Act, or
                    (iv) the date on which such Note has been converted or otherwise ceases to be outstanding; and

               - each Share, if any, issuable upon conversion of any Note, until the earliest of (i) its effective registration under the Securities Act and the resale of such Share in accordance with the Shelf Registration Statement, (ii) the expiration of the holding period applicable to such Share under Rule 144(k), (iii) the date on which such Share is freely transferable by persons who are not Affiliates of the Company without registration under the Securities Act, or
                    (iv) the date on which such Share ceases to be outstanding.

          (cc) "REGISTRATION DEFAULT" has the meaning assigned thereto in
     Section 2(e).

          (dd) "REGISTRATION EXPENSES" has the meaning assigned thereto in
     Section 5.

          (ee) "RESTRICTED SECURITIES" has the meaning set forth under Rule 144.

          (ff) "RULE 144," "RULE 144A," "RULE 405" and "RULE 415" mean, in each case, such rule as promulgated under the Securities Act.

          (gg) "SECURITIES" means, collectively, the Notes and the Shares.

          (hh) "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          (ii) "SHARES" means the shares of Common Stock of the Company (as defined in the Indenture), that are issuable upon conversion of the Notes or that have been issued upon any conversion of Notes.

          (jj) "SHELF INSPECTOR" has the meaning assigned thereto in Section 3(a)(vi).

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          (kk) "SHELF REGISTRATION STATEMENT" means the shelf registration statement referred to in Section 2(a), as amended or supplemented by any amendment or supplement, including post-effective amendments and any additional information contained in a form of prospectus or prospectus supplement that is deemed retroactively to be a part of the shelf registration statement pursuant to Rules 430A, 430B or 430C, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Shelf Registration Statement.

          (ll) "SPECIAL COUNSEL" shall have the meaning assigned thereto in
     Section 5."

          (mm) TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

          (nn) "TRUSTEE" shall have the meaning assigned such term in the Indenture.

     Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. Unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

     2.   Registration Under the Securities Act.

          (a) The Company agrees to use reasonable best efforts to file under the Securities Act as soon as practicable, but in any event within 90 days after the Closing Date, a shelf registration statement providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission; provided that such registration statement shall be an "automatic shelf registration statement," as such term is defined in Rule 405 under the Securities Act, if the Company is eligible to use automatic shelf registration statements at the time of filing. If the Shelf Registration Statement is not an automatic shelf registration statement, the Company agrees to use reasonable best efforts to cause the Shelf Registration Statement to be declared effective as promptly as possible, but in any event no later than 180 days after the Closing Date. Subject to the Company's right to suspend use of the Shelf Registration Statement under Section 3(b), the Company agrees to use reasonable best efforts to keep such Shelf Registration Statement continuously effective until the earlier of (i) the second anniversary of the Closing Date or (ii) such time as each of the Registrable Securities covered by the Shelf Registration Statement ceases to be a Registrable Security (as defined herein) (the "EFFECTIVE PERIOD").

          (b) The Company further agrees that it shall cause the Shelf Registration Statement, the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, and as of the date of any such amendment or supplement, (i) to comply, subject to the proviso in the next succeeding clause (ii) of this
     Section 2(b) in all material respects with the applicable requirements of the Securities Act and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under

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     which they were made) not misleading; provided, however, that this agreement shall not extend to, and the Company shall have no liability with respect to, any untrue statement or alleged untrue statement in or omission or alleged omission from the Shelf Registration Statement or the Prospectus, or any amendment or supplement thereto, made in reliance upon and in conformity with any information provided by any Holder in writing expressly for use therein. The Company agrees to furnish to the Holders seeking to sell Securities pursuant to such amendment or supplement, and to any other Holder, such number of copies as such Holders may reasonably request of any supplement or amendment prior to its being used or promptly following its filing with the Commission; provided, however, that the Company shall have no obligation to deliver to Holders copies of any document publicly available through links on the Company's website or in the Commission's EDGAR database. If the Shelf Registration Statement, as amended or supplemented from time to time, ceases to be effective for any reason at any time during the Effective Period (other than because all Registrable Securities registered thereunder shall have been sold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall use reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

          (c) Notwithstanding any other provision hereof, no Holder shall be entitled to include any of its Registrable Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company the Notice and Questionnaire for use in connection with the Shelf Registration Statement or Prospectus included therein. The Company shall issue one or more press releases through a reputable national newswire service of its filing of (or intention to designate an automatic shelf registration statement as) the Shelf Registration Statement and of the effective date thereof. In order to be named as a selling securityholder in the Prospectus at the time it is first made available for use, each Holder must furnish the completed Notice and Questionnaire to the Company in writing no later than the tenth Business Day prior to the effective date of the Shelf Registration Statement.

          (d) From and after the date the Shelf Registration Statement is initially effective, the Company shall, as promptly as is practicable after the date a proper Notice and Questionnaire is delivered, and in any event within (x) ten (10) Business Days after the date such Notice and Questionnaire is received by the Company or (y) if a Notice and Questionnaire is so received during a Deferral Period, the later of the tenth (10th) Business Day after the date such Notice and Questionnaire is received by the Company or the fifth (5th) Business Day after the expiration of such Deferral Period,

               (i) if required by applicable law, file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling security holder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement and such amendment is not automatically effective, use reasonable best efforts to cause such post-effective amendment to

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          be declared or to otherwise become effective under the Securities Act as promptly as is practicable;

               (ii) provide such Holder with as many copies of any documents filed pursuant to Section 2(d)(i) as such Holder may reasonably request in connection with the Securities covered by such Holder's Notice and Questionnaire; and

               (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(d)(i).

     Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Shelf Registration Statement or related Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to the provisions of this Section 2(d) (whether or not such Holder was a Notice Holder at the time the Shelf Registration Statement was declared or otherwise become effective) shall be named as a selling securityholder in the Shelf Registration Statement or related Prospectus in accordance with the requirements of this Section 2(d).

          (e) If any of the following events (any such event a "REGISTRATION DEFAULT") shall occur, then additional interest (the "ADDITIONAL INTEREST") shall become payable by the Company to Holders in respect of the Notes as follows:

               (i) if the Shelf Registration Statement is not filed with the Commission within 90 days following the Closing Date (other than a Registration Default relating to a failure to file a Shelf Registration Statement with respect to the Shares), then commencing on the 91st day after the Closing Date, Additional Interest shall accrue on the principal amount of the outstanding Notes at a rate of 0.25% per annum for the first 90 days following such 90th day and at a rate of 0.5% per annum thereafter; or

               (ii) if the Shelf Registration Statement has not become or is not declared effective by the Commission within 180 days following the Closing Date (other than a Registration Default relating to a failure to have a Shelf Registration Statement effective with respect to Shares), then commencing on the 181st day after the Closing Date, Additional Interest shall accrue on the principal amount of the outstanding Notes at a rate of 0.25% per annum for the first 90 days following such 180th day and at a rate of 0.5% per annum thereafter; or

               (iii) if the Company has failed to perform its obligations set forth in Section 2(d) hereof within the time periods required therein, then, commencing on the first day after the date by which the Company was required to perform such obligations, Additional Interest shall accrue on the principal amount of the outstanding Notes that are Registrable Securities and for which a Holder has delivered a Notice and Questionnaire under Section 2(d) with respect to which the Company has failed to perform its obligations set forth in Section 2(d) hereof, at a rate of 0.25% per annum for the first 90 days following the date by which the Company was required to perform such obligations and at a rate of 0.5% per annum thereafter; or

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               (iv) if the Shelf Registration Statement has become or been declared effective but such Shelf Registration Statement ceases to be effective at any time during the Effective Period (other than a Registration Default relating to a failure to have a Shelf Registration Statement effective with respect to the Shares) or pursuant to Section 3(b) hereof), then, commencing on the day such Shelf Registration Statement ceases to be effective, Additional Interest shall accrue on the principal amount of the outstanding Notes that are Registrable Securities at a rate of 0.25% per annum for the first 90 days following such date on which the Shelf Registration Statement ceases to be effective and at a rate of 0.5% per annum thereafter; or

               (v) if the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(b) hereof, then, commencing on the day the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period (and again on the first day of any subsequent Deferral Period during such period), Additional Interest shall accrue on the principal amount of the outstanding Notes that are Registrable Securities at a rate of 0.25% per annum for the first 90 days following the date the aggregate duration of Deferral Periods in such period exceeds the number of days permitted in respect of such period and at a rate of 0.5% per annum thereafter;

     provided, however, that the Additional Interest rate on the Notes shall not exceed in the aggregate 0.5% per annum and shall not be payable under more than one clause above for any given period of time, except that if Additional Interest would be payable under more than one clause above, but at a rate of 0.25% per annum under one clause and at a rate of 0.5% per annum under the other, then the Additional Interest rate shall be the higher rate of 0.5% per annum; provided further, however, that (1) upon the filing of the Shelf Registration Statement (in the case of clause (i) above), (2) upon the effectiveness of the Shelf Registration Statement (in the case of clause (ii) above), (3) upon the performance by the Company of its obligations set forth in Section 2(d) hereof (in the case of clause
     (iii) above), (4) upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (iv) above), (5) upon the termination of the Deferral Period that caused the limit on the aggregate duration of Deferral Periods in a period set forth in Section 3(b) to be exceeded (in the case of clause (v) above) or (6) the earlier of (A) the second anniversary of the Closing Date or (B) when any Notes are no longer Registrable Securities (in the case of each of clauses
     (i) - (v) above), Additional Interest on the Notes as a result of such clause, as the case may be, shall cease to accrue.

          Additional Interest on the Notes, if any, will be payable in cash on May 1 and November 1 of each year (the "ADDITIONAL INTEREST PAYMENT DATE") to Holders of record of outstanding Notes that are Registrable Securities at the close of business on April 15 or November 15 (whether or not a Business Day), as the case may be, immediately preceding the relevant interest payment date in the manner and subject to the exceptions provided for the payment of regular interest on the Notes as set forth in the Indenture; provided that in the case of an event of the type described in clause (iii) above, such Additional Interest shall be paid only to the Holders of Registrable Securities. Following the cure of all Registration Defaults requiring the payment of Additional Interest to the Holders of Notes that are Registrable Securities pursuant to this Section,

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     the accrual of Additional Interest will cease (without in any way limiting the effect of any subsequent Registration Default requiring the payment of Additional Interest).

          Additional Interest will be computed on the basis of a 360-day year composed of twelve 30-day months.

          The Company shall notify the Trustee immediately upon the happening of each and every Registration Default. The Trustee shall be entitled, on behalf of Holders of Securities, to seek any available remedy for the enforcement of this Agreement, including for the payment of any Additional Interest. Notwithstanding the foregoing, the parties agree that the sole monetary damages payable for a violation of the terms of this Agreement with respect to which additional monetary amounts are expressly provided shall be as set forth in this Section 2(e). Nothing shall preclude a Holder from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

     3.   Registration Procedures

     The following provisions shall apply to the Shelf Registration Statement filed pursuant to Section 2:

          (a) The Company shall:

               (i) before filing any Shelf Registration Statement or Prospectus or any amendments or supplements thereto with the Commission, furnish to "Special Counsel" acting for the Majority Holders as described in
          Section 5 below, copies of all such documents proposed to be filed and use reasonable best efforts to reflect in each such document when so filed with the Commission such comments as such Special Counsel reasonably shall propose within three (3) Business Days of the delivery of such copies to such Special Counsel;

               (ii) use reasonable best efforts to prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement and file with the Commission any other required document as may be necessary to keep such Shelf Registration Statement continuously effective until the expiration of the Effective Period; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and otherwise comply in all material respects with the provisions of the Securities Act applicable to it with respect to the disposition of all Securities covered by such Shelf Registration Statement during the Effective Period in accordance with the plan of distribution set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented;

               (iii) as promptly as reasonably practicable, notify the Notice Holders (A) when such Shelf Registration Statement or the Prospectus included therein or any amendment or supplement to the Prospectus or post-effective amendment has been filed with the Commission, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same is declared or has become effective (provided, however, that the Company shall have no obligation to deliver to Holders copies of any document publicly available through the links

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          on the Company's website or in the Commission's EDGAR database), (B)
          of any request, following the effectiveness of the Shelf Registration Statement, by the Commission or any other Federal or state governmental authority for amendments or supplements to the Shelf Registration Statement or related Prospectus, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or written threat of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose, (E) of the occurrence off (but not the nature of or details concerning) any event or the existence of any fact (a "MATERIAL EVENT") as a result of which any Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (E) in the event that the Company either promptly files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Shelf Registration Statement, which, in either case, contains the requisite information with respect to such Material Event that results in such Shelf Registration Statement or Prospectus, as the case may be, no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements contained therein, in the case of the Prospectus, in light of the circumstances under which they were made, not misleading), (F) of the determination by the Company that a post-effective amendment to the Shelf Registration Statement (other than for the purpose of naming a Notice Holder as a selling security holder therein) will be filed with the Commission, which notice may, at the discretion of the Company (or as required pursuant to Section 3(b)), state that it constitutes a Deferral Notice, in which event the provisions of Section 3(b) shall apply or (G) at any time when a Prospectus is required (or but for the exemption contained in Rule 172 would be required) to be delivered under the Securities Act, that the Shelf Registration Statement, Prospectus, Prospectus amendment, supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder;

               (iv) prior to any offering of the Registrable Securities pursuant to the Shelf Registration Statement, use reasonable best efforts to register or qualify, or cooperate with the Notice Holders of Securities included therein and their respective counsel in connection with the registration or qualification of such Securities for offer and sale under the securities or blue sky laws of such jurisdictions in the United States as any such Notice Holder reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by the Shelf Registration Statement; prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, use reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effective Period in connection with such Notice Holder's offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the Shelf Registration Statement and the related Prospectus; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject;

               (v) use reasonable best efforts to prevent the issuance of, and if issued, to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or any post-effective amendment thereto, and to lift any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in each case at the earliest practicable date;

               (vi) upon reasonable notice, for a reasonable period prior to the filing of the Shelf Registration Statement, and throughout the Effective Period, (A) make reasonably available for inspection by a representative of, and Special Counsel acting for, the Majority Holders and any underwriter (and its counsel) participating in any disposition by the Majority Holders of Securities pursuant to such Shelf Registration Statement (collectively, the "SHELF INSPECTORS"), all relevant financial and other records and pertinent corporate documents of the Company and its subsidiaries and (B) use commercially reasonable efforts to have its officers, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter in connection with such Shelf Registration Statement, in each case as is reasonable and customary for similar "due diligence" examinations; provided, however, that with respect to any Special Counsel engaged by the Majority Holders, the foregoing inspection and information gathering shall be coordinated by one counsel designated by the Majority Holders; and provided further, that neither the Company nor any of its officers, directors, employees, accountants, counsel or other agents or advisors shall have any obligation to disclose any information (x) that is the subject of a binding agreement with a third party or other legal obligation (including, without limitation, federal laws of the United States relating to the secrecy of government information) that does not permit such disclosure or (y) that, in the Company's sole opinion, is subject to the attorney-client privilege or another legal privilege; and provided further that as a condition to the Company's obligations under this clause (vi), each Shelf Inspector shall expressly agree in writing to maintain disclosed information in confidence to the extent the Company's disclosure of such information to the Shelf Inspectors would otherwise violate Regulation FD of the Commission and provided further, that, as an additional condition to the Company's obligations under this clause (vi), each Shelf Inspector shall, at the Company's request, execute such confidentiality agreements as the Company shall deem reasonably appropriate to protect its trade secrets and other confidential information;

               (vii) if requested by the Majority Holders, their Special Counsel or the managing underwriters (if any) in connection with an underwritten offering by the

          Majority Holders under such Shelf Registration Statement, use reasonable best efforts to cause (A) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Securities in a reasonable and customary form, (B) its officers to execute and deliver all customary documents and certificates reasonably requested by the Majority Holders, their Special Counsel or such managing underwriters (if any) and (C) its independent registered public accounting firm to provide a comfort letter or letters relating to the Shelf Registration Statement in a reasonable and customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72 or any successor statement thereto, covering matters of the type customarily covered in comfort letters in connection with secondary underwritten offerings;

               (viii) if reasonably requested by the Majority Holders as a result of the "due diligence" examinations referred to in Section 3(a)(vi) above, promptly incorporate in a prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Majority Holders shall, on the basis of a written opinion of nationally recognized counsel experienced in such matters provided to the Company, determine to be required to be included therein by applicable law and make any required filings of such prospectus supplement or such post-effective amendment; provided, that the Company shall not be required to take any actions under this
          Section 3(a)(viii) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law;

               (ix) as promptly as practicable, furnish to each Notice Holder, upon their request and without charge, at least one (1) conformed copy of the Shelf Registration Statement and any amendments thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits; provided, however, that the Company shall have no obligation to deliver to any Holders a copy of any document publicly available on the Company's website or in the Commission's EDGAR database;

               (x) during the Effective Period, deliver to each Notice Holder in connection with any sale of Registrable Securities pursuant to the Shelf Registration Statement, upon their request and without charge, as many copies of the Prospectus relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of the then-current Prospectus, together will all amendments and supplements thereto then available, by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein and subject to applicable law;

               (xi) cooperate with the Notice Holders to facilitate the timely preparation and delivery of certificates representing Securities to be sold pursuant to the Shelf Registration Statement free of any restrictive legends imposed by the Company under the Securities Act and in such denominations as permitted by the

          Indenture and registered in such names as the Notice Holders thereof may request in writing at least three (3) Business Days prior to sales of Securities pursuant to such Shelf Registration Statement; and

               (xii) knowingly deliver to any third party (excluding the directors, officers, employees, agents, counsel and advisors of the Company) or refer any such third party to, or authorize or approve either the delivery to such third party of, or the referring of such third party to, any "free writing prospectus", as defined in Rule 405 under the Securities Act, in connection with the offering or sale of the Securities, without the consent of Holders who are seeking to sell Securities pursuant to the Shelf Registration Statement or relevant supplement or amendment thereto, which consent shall not be unreasonably withheld.

          (b) Upon (A) the issuance by the Commission of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any Material Event as a result of which the Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any corporate development that, in the judgment of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus, the Company will (i) in the case of clause (B) above, subject to the second sentence of this Section 3(b), as promptly as practicable prepare and file an amendment to such Shelf Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Shelf Registration Statement and Prospectus so that such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, in the case of a post-effective amendment to the Shelf Registration Statement, subject to the second sentence of this Section 3(b), use reasonable efforts to cause it to be declared effective or otherwise become effective as promptly as practicable and (ii) give notice to the Notice Holders that the availability of the Shelf Registration Statement is suspended (a "DEFERRAL NOTICE"). The Company will use reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (C) above, as soon as, in the judgment of the Company, such suspension is no longer appropriate; provided that the period during which the availability of the Shelf Registration Statement and any Prospectus is suspended (the "DEFERRAL PERIOD"), without the Company incurring any obligation to pay Additional Interest pursuant to Section 2(e), shall not exceed thirty (30) days in any fiscal quarter or sixty (60) days in the aggregate in any twelve (12) month period. The Company need not specify the nature of the event giving rise to a Deferral Notice in any notice to Notice Holders of the existing of a Deferral Notice.

          (c) Each Holder agrees that upon receipt of any Deferral Notice from the Company, such Holder shall forthwith discontinue (and cause any placement or sales agent or underwriters acting on their behalf to discontinue) the offer, sale or other disposition of Registrable Securities pursuant to the Shelf Registration Statement until such Holder (i) shall have received copies of such amended or supplemented Prospectus (including copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus) required under clause
     (i) of Section 3(b) and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus and any amendments or supplements thereto covering such Registrable Securities at the time of receipt of such notice and (ii) shall have received notice from the Company that the disposition of Registrable Securities pursuant to the Shelf Registration Statement may continue.

          (d) The Company may require each Holder as to which any registration pursuant to Section 2(a) is being effected to furnish to the Company such information regarding such Holder and such Holder's intended method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act.

          (e) The Company shall comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of the Shelf Registration Statement, which statements shall cover said 12-month periods.

          (f) The Company shall provide a CUSIP number for all Registrable Securities covered by the Shelf Registration Statement not later than the effective date of such Shelf Registration Statement and provide the Trustee and the transfer agent for the Shares with printed certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

          (g) The Company shall use commercially reasonable efforts to provide such information as is required for any filings required to be made with the NASD.

          (h) Until the expiration of the Effective Period, the Company will not, and will not permit any of its Affiliates, to the extent the Company controls such Affiliates, to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

          (i) The Company shall use commercially reasonable efforts to cause the Indenture to be qualified under the Trust Indenture Act in a timely manner, and shall cooperate with the Trustee to effect such changes to the Indenture or supplemental indentures as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act and execute, and use all reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner.

          (j) The Company shall enter into such reasonable and customary agreements and take such other reasonable and lawful actions in connection therewith (including those reasonably requested by the Majority Holders) in order to expedite or facilitate disposition of such Registrable Securities.

     4.   Holders' Obligations

          (a) By acquisition of any Registrable Securities, each Holder agrees that it shall be bound by all of the obligations of a Holder under this Agreement. Each Holder agrees that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to the Shelf Registration Statement or to receive a Prospectus relating thereto, unless and until such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(c) hereof (including the information required to be included in such Notice and Questionnaire) such other information as the Company shall reasonably request in writing and the information set forth in the next sentence. Each Notice Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Notice Holder to the Company or otherwise reflected in the Shelf Registration Statement, any Prospectus or any amendment or supplement thereto or of the occurrence of any event in either case as a result of which the Shelf Registration Statement, any Prospectus or any amendment or supplement thereto contains or would contain an untrue statement of a material fact regarding such Notice Holder or such Notice Holder's intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Notice Holder or such Notice Holder's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading, and promptly to furnish to the Company (i) any additional information required to correct and update any previously furnished information or required so that the Shelf Registration Statement, each Prospectus and each amendment or supplement thereto shall not contain, with respect to such Notice Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) any other information regarding such Notice Holder and the distribution of such Registrable Securities as may be reasonably required to be disclosed in the Shelf Registration Statement under applicable law. Each Holder agrees not to offer or sell any Registrable Securities pursuant to the Shelf Registration Statement before it is declared or otherwise becomes effective. Each Holder agrees that any sale of Registrable Securities by it or on its behalf shall be made in compliance with the Securities Act and that any such sale purporting to be made pursuant to the Shelf Registration Statement shall be made only in accordance with the plan of distribution set forth in the then-current Prospectus, together will all amendments and supplements thereto then available. Each Holder further agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement without delivering, causing to be delivered, or, if permitted by applicable law, making available, the then-current Prospectus, together will all amendments and supplements thereto then available to the purchaser thereof and, following termination of the Effective Period, to notify the Company in writing, within ten (10) Business Days of a request by the Company, of the amount of Registrable Securities sold pursuant to the Shelf Registration Statement; and the absence of a response within such ten (10) Business Day period shall constitute a representation by such Holder to the Company that all of the Holder's Registrable Securities were so sold in compliance with applicable law and this Agreement.

          (b) Any sale of any Registrable Securities pursuant to a Shelf Registration Statement by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Shelf Registration Statement and in the Prospectus delivered by such Holder in connection with such disposition, that the Shelf Registration Statement and such Prospectus do not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that the Shelf Registration Statement and such Prospectus do not as of the time of such sale omit to state any material fact relating to such Holder or its plan of distribution required to be stated therein or necessary to make the statements in the Shelf Registration Statement and such Prospectus relating to such Holder or its plan of distribution, in the light of the circumstances under which they were made, not misleading. Each Holder further agrees that such Holder will not make any offer relating to the Registrable Securities that would constitute an "issuer free writing prospectus" (as defined in Rule 433 under the Securities Act) or that would otherwise constitute a "free writing prospectus" (as defined in Rule 405 under the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act, unless it has obtained the prior written consent of the Company.

     5.   Registration Expenses

     The Company agrees to bear and to pay or cause to be paid promptly after request being made therefor all fees and expenses incident to the Company's performance of or compliance with this Agreement, including, but not limited to,
(a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and blue sky laws referred to in
Section 3(a)(v) hereof, including reasonable fees and disbursements of one counsel for the placement agent or underwriters, if any, in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of the Shelf Registration Statement, the related Prospectus, each amendment or supplement to each of the foregoing, the certificates representing the Securities and all other documents relating hereto, (d) fees and expenses of the Trustee under the Indenture, any escrow agent or custodian, and of the registrar and transfer agent for the Shares, (e) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance) and
(f) reasonable fees, disbursements and expenses of one counsel for all Holders retained in connection with the Shelf Registration Statement, as selected by the Company (unless reasonably objected to by Holders holding a majority in aggregate amount of the Securities being registered for sale by such Holders under the Shelf Registration Statement, in which case such Majority Holders shall select such counsel for the Holders) ("SPECIAL COUNSEL"), and fees, expenses and disbursements of any other Persons, including special experts, retained by the Company in connection with such registration (collectively, the "REGISTRATION EXPENSES"). To the extent that any Registration Expenses are incurred, assumed or paid with the prior written consent of the Company by any Holder of Registrable Securities or any underwriter or placement agent therefor, the Company shall reimburse such Person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a documented request therefor. Notwithstanding the foregoing, the Holders of the Registrable Securities being registered shall pay all underwriting discounts and commissions, placement agent fees and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such Holders (severally or jointly), other than the counsel and experts specifically referred to above.

     6.   Indemnification.

          (a) The Company shall indemnify and hold harmless each Notice Holder, its Affiliates, their respective officers and directors and each person, if any, who controls such Notice Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively referred to for purposes of this Section 6(a) and Section 7 as an "INDEMNIFIED HOLDER") from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Indemnified Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement or any Prospectus, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Indemnified Holder promptly upon demand for any legal or other expenses reasonably incurred by that Indemnified Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any information provided by such Indemnified Holder in its Notice and Questionnaire or otherwise provided by such Indemnified Holder in writing to the Company expressly for use therein. This indemnity agreement shall be in addition to any liability that the Company may otherwise have.

          (b) Each Notice Holder shall indemnify and hold harmless the Company, its Affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively referred to for purposes of this Section 6(b) and Section 7 as a "COMPANY INDEMNITEE"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Shelf Registration Statement or any Prospectus forming part thereof, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any information furnished to the Company by the Notice Holder in its Notice and Questionnaire or otherwise in writing by such Notice Holder expressly for use therein, and shall reimburse the Company promptly upon demand for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Notice Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Notice Holder from the sale of Securities pursuant to such Shelf Registration Statement. This indemnity agreement will be in addition to any liability which any such Notice Holder may otherwise have.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person (an "INDEMNIFYING PARTY")in respect of which indemnification may be sought by either an Indemnified Holder pursuant to paragraph 6(a) or a Company Indemnitee pursuant to 6(b) above (an "INDEMNIFIED PARTY"), the Indemnified Party shall promptly notify the Indemnifying Party in writing of such suit, action, proceeding, claim or demand; provided, however, that the failure to notify the Indemnifying Party shall not relieve it from any liability that it may have under this
     Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Party shall not relieve it from any liability that it may have to an Indemnified Party otherwise than under this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Party and it shall have notified the Indemnifying Party thereof, the Indemnifying Party shall retain counsel reasonably satisfactory to the Indemnified Party (who shall not, without the consent of the Indemnified Party, be counsel to the Indemnifying Party in such proceeding) to represent the Indemnified Party and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Party may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary in writing; (ii) the Indemnifying Party shall have failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Party; (iii) the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in each of which cases the Indemnifying Party shall be responsible for the fees and expenses of such counsel. It is understood and agreed that, except to the extent provided in the next preceding sentence, the Indemnifying Party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties and that all such reasonable fees and expenses shall be reimbursed as they are incurred. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify each Indemnified Party to the extent set forth in Section 6(a) or 6(b), as the case may be, from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested that an Indemnifying Party reimburse the Indemnified Party for reasonable fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Party shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by the Indemnifying Party of such request and more than 30 days after notice of such settlement is received by the Indemnifying Party and
     (ii) the Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnification could have been sought hereunder by such Indemnified Party, unless such settlement (x) includes an unconditional release of such Indemnified Party, in form and substance reasonably satisfactory to such Indemnified Party, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

          (d) The provisions of this Section 6 and Section 7 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Notice Holder, the Company, or any of the indemnified persons referred to in this Section 6 and Section 7, and shall survive the sale by a Notice Holder of Securities covered by the Shelf Registration Statement.

     7. Contribution

     If the indemnification provided for in Section 6 is unavailable or insufficient to hold harmless an Indemnified Party under Section 6(a) or 6(b), then each Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability, or action in respect thereof,
(i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company from the offering and sale of the Notes, on the one hand, and a Holder with respect to the sale by such Holder of Securities, on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and such Holder on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (before deducting expenses) received by or on behalf of the Company, on the one hand, and the total net proceeds (before deducting expenses) received by such Holder upon a resale of the Securities, on the other, bear to the total gross proceeds from the sale of all Securities pursuant to the Shelf Registration Statement in the offering of the Securities from which the contribution claim arises. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company or information supplied by the Company on the one hand or to such Holder or any information supplied by such Holder on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an Indemnified Party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 7, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by such Holder to any purchaser exceeds the amount of any damages which such Holder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     8. Information Requirements

     The Company covenants that, if at any time before the end of the Effective Period the Company is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder and take such further reasonable and customary action as any Holder may reasonably request in writing (including, without limitation, making such reasonable and customary representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144 and Rule 144A and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in the Company's most recent report filed pursuant to Section 13 or Section 15(d) of Exchange Act. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities under any section of the Securities Act or the Exchange Act.

     9. Miscellaneous

          (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities are being sold pursuant to the Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate amount of the Securities being sold by such Holders pursuant to the Shelf Registration Statement who are so affected. Each Holder at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 9(a), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

          (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

               (1) If to the Company, initially at the address set forth in the Purchase Agreements;

               (2) If to a Holder, to the address of such Holder set forth in the security register, the Notice and Questionnaire or other records of the Company.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one (1) Business Day after being delivered to a next-day air courier; five (5) Business Days after being deposited in the mail, if being delivered by first-class mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

          (c) Successors and Assigns. This Agreement shall be binding upon the Company and each of its successors and assigns. Any person who purchases any Registrable Securities from an Investor shall be deemed, for purposes of this Agreement, to be an assignee of the Investor. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder, provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Securities in violation of the terms of the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

          (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          (g) Remedies. In the event of a breach by the Company or by any Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Company of its obligations hereunder for which Additional Interest has been paid pursuant to Section 2 hereof), will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (h) No Contrary Agreements. The Company represents, warrants and agrees that (i) it has not entered into and shall not on or after the date of this Agreement enter into any agreement that violates the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof and
(ii) without limiting the generality of the foregoing, without the written consent of the Majority Holders, it shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted do not violate the provisions of this Agreement.

          (i) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders in such capacity) shall have the right to include any securities of the Company in any Shelf Registration Statement other than Registrable Securities.

          (j) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any term, provision, covenant or restriction that may be hereafter declared invalid, illegal, void or unenforceable.

          (k) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any Holder, any director, officer or partner of such Holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such Holder.

          (l) Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of Securities is required hereunder, Securities held by the Company or its subsidiaries shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (m) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effective Period, except for any liabilities or obligations under Sections 4, 5, 6 and 7 hereof and the obligations to make payments of and provide for Additional Interest under
Section 2(e) hereof, to the extent such liabilities, obligations or Additional Interest accrue prior to the end of the Effective Period, each of which shall remain in effect in accordance with its terms.

                                      * * *

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date set forth in the first paragraph hereof.

                                        INVERNESS MEDICAL INNOVATIONS, INC.


                                        By: /s/ David Teitel
                                            ------------------------------------
                                            Name: David Teitel
                                            Title: Chief Financial Officer

            INVESTOR SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        * SEE SCHEDULE OF INVESTORS BELOW

                                        ----------------------------------------
                                        (print full legal name of Investor)


                                        By:
                                            ------------------------------------
                                            (signature of authorized
                                            representative)

                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------
                                        Telephone:
                                                   -----------------------------
                                        Email:
                                               ---------------------------------
                                        Tax I.D. or SSN:
                                                         -----------------------

*SCHEDULE OF INVESTORS

                                                                      PRINCIPAL
NAME                                                                   AMOUNT
----                                                                 -----------
*Fidelity Puritan Fund: Fidelity Balanced Fund                         9,274,000
*Fidelity Advisor Series I Fidelity Advisor Balanced Fund                517,000
*Variable Insurance Products Fund III: Balanced Portfolio                186,000
*Fidelity Financial Trust: Fidelity Convertible Securities Fund       21,000,000
*Fidelity Advisor Series VII: Fidelity Advisor Health Care Fund          719,000
*Variable Insurance Products Fund IV: Health Care Portfolio               86,000
*Fidelity Select Portfolios: Health Care Portfolio                     2,190,000
*Fidelity Select Portolios: Medical Delivery Portfolio                   677,000
*Fidelity Central Investment Portfolio LLC: Fidelity Healthcare
   Central Investment Portfolio                                          851,000
*Fidelity Financial Trust: Fidelity Strategic Dividend & Income
   Fund                                                                4,000,000
Morgan Stanley Convertible Securities Trust                            1,700,000
Van Kampen Harbor Fund                                                 3,300,000
Evergreen Strategic Income                                            13,500,000
Evergreen Strategic Income VA                                          4,000,000
Jefferies & Company, Inc.                                             25,000,000
OCM Convertible Trust                                                  1,685,000
Delaware Public Employee's Retirement System                           2,985,000
Vanguard Convertible Securities Fund Inc.                              8,400,000
Microsoft Capital Group, L.P. - Domestic Convertible                     530,000
International Truck & Engine Corporation NonContributory
   Retirement Plan Trust                                                 515,000
International Truck & Engine Corporation Retirement Plan for
   Salaried Employees Trust                                              285,000
International Truck and Engine Corporation Retiree Health
   Benefit Trust                                                         310,000
F.M. Kirby Foundation Inc.                                               915,000
Virginia Retirement System                                             5,330,000
ACE Tempest Reinsurance Ltd. - Domestic Convertible                    1,185,000
National Railroad Retirement Investment Trust                          2,860,000
Morley Privelege Portfolio SICAV                                      10,000,000
Arkansas P.E.R.S.                                                      1,525,000
Boilermakers Blacksmith Pension Trust                                  1,665,000
FPL Group Employees Pension Plan                                         810,000
Columbia Convertible Securities Fund                                  10,000,000
Mill River Master Fund, L.P.                                           8,000,000
Blue Chip Multi-Strategy Master Fund L.P.                              2,000,000
Allstate Insurance Company                                             4,000,000
                                                                     -----------
TOTAL                                                                150,000,000
                                                                     ===========

* This Investor, or an affiliate thereof, has filed a disclosure on Form SC-13G with the SEC disclosing holdings of greater than 5% of our common stock.

ANNEX A

                            NOTICE AND QUESTIONNAIRE

                       INVERNESS MEDICAL INNOVATIONS, INC.
             FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of __________% Convertible Senior Subordinated Notes due 2016 (the "Notes") of Inverness Medical Innovations, Inc. (the "Company") and/or common stock, par value $.001 per share, issued or issuable upon conversion of the Notes (the "Registrable Securities") understands that the Company has filed or intends to file with the Securities and Exchange Commission a registration statement (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the registration rights agreement to be dated as of May __, 2007 (the "Registration Rights Agreement"), among the Company and the Initial Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

Each beneficial holder of Registrable Securities, including beneficial holders of Notes convertible into Registrable Securities (each a "beneficial owner"), is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the Shelf Registration Statement, the Company will, within 10 business days after such receipt, file such amendments to the Shelf Registration Statement or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities.

     The Company has agreed to pay additional amounts pursuant to the Registration Rights Agreement under certain circumstances set forth therein. Also, certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

                                     NOTICE

The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement the undersigned has agreed to indemnify and hold harmless the Company's directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against certain losses arising in connection with statements concerning the undersigned made in the Company's Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

If the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item 3 below after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

                                  QUESTIONNAIRE

Please respond to every item, even if your response is "none" or "not applicable." If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

If you have any questions about the contents of this Questionnaire or who should complete this Questionnaire, please contact the Company's Chief Legal Officer at telephone number: (781) 647-3900.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1. Your Identity and Background as the Beneficial Owner of the Registrable Securities.

     (a)  Your full legal name:

          _____________________________________________________________________

     (b) Your business address (including street address) (or residence if no business address), telephone number and facsimile number:

          Address: _____________________________________________________________

          _____________________________________________________________________

          Telephone No.: _______________________________________________________

          Fax No.: _____________________________________________________________

     (c) Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

          [ ] Yes

          [ ] No

     (d) If your response to Item 1(c) above is no, are you an "affiliate" of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

          [ ] Yes

          [ ] No

          For the purposes of this Item 1(d), an "affiliate" of a registered broker-dealer includes any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

     (e) Full legal name of person through which you hold the Registrable Securities--(i.e., name of your broker or the DTC participant, if applicable, through which your Registrable Securities are held):

          Name of Broker: ______________________________________________________

          DTC No.: _____________________________________________________________

          Contact person: ______________________________________________________

          Telephone No.: _______________________________________________________

2.   Your Relationship with the Company.

     (a) Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

          [ ] Yes

          [ ] No

     (b) If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with the Company:

          ______________________________________________________________________

          ______________________________________________________________________

3.   Your Interest in the Registrable Securities.

     (a) State the type and aggregate amount of Registrable Securities beneficially owned by you:

          ______________________________________________________________________

          State the CUSIP No(s). of such Registrable Securities beneficially owned by you:

          ______________________________________________________________________

          State the amount of such Registrable Securities, if any, that you have previously reported to the Company using this form of Questionnaire:

          ______________________________________________________________________

     (b) Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of the Company?

          [ ] Yes

          [ ] No

     (c) If your answer to Item 3(b) above is yes, state the type, the aggregate amount and CUSIP No. of such other securities of the Company beneficially owned by you:

          Type: ________________________________________________________________

          Aggregate amount: ____________________________________________________

          CUSIP No.: ___________________________________________________________

     (d) Did you acquire the securities listed in Item 3(a) above in the ordinary course of business?

          [ ] Yes

          [ ] No

     (e) At the time of your purchase of the securities listed in Item 3(a) above, did you have any agreements or understandings, direct or indirect, with any person to distribute the securities?

          [ ] Yes

          [ ] No

     (f) If your response to Item 3(e) above is yes, please describe such agreements or understandings:

          ______________________________________________________________________

          ______________________________________________________________________

4.   Nature of your Beneficial Ownership. YOU MUST FULLY COMPLETE (A), (B) OR
     (C) BELOW.

     (a) Check if the beneficial owner set forth in your response to Item 1(a) is any of the below:

          (i)  A reporting company under the Exchange Act. [ ]

          (ii) A majority owned subsidiary of a reporting company under the Exchange Act. [ ]

          (iii) A registered investment fund under the 1940 Act. [ ]

     (b) If the beneficial owner of the Registrable Securities set forth in your response to Item 1(a) above is a limited partnership, state the names of the general partners of such limited partnership:

          ______________________________________________________________________

          ______________________________________________________________________

          (i) With respect to each general partner listed in Item 4(b) above who is not a natural person and is not publicly held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

     (c) Name your controlling shareholder(s) (the "Controlling Entity"). If the Controlling Entity is not a natural person and is not a publicly-held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information, This process should be repeated until you reach natural persons or a publicly-held entity.

          (i) (A) Full legal name of Controlling Entity(ies) or natural person(s) who have sole or shared voting or dispositive power over the Registrable Securities:

               _________________________________________________________________

               _________________________________________________________________

                (B) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

                Address: _______________________________________________________

                ________________________________________________________________

                Telephone No. __________________________________________________

                ________________________________________________________________

                Fax No.: _______________________________________________________

                (C) Name of shareholders: ______________________________________

          (ii) (A) Full legal name of Controlling Entity(ies): _________________

               (B) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

               Address: ________________________________________________________

               _________________________________________________________________

               Telephone No.: __________________________________________________

               _________________________________________________________________

               Fax No.: ________________________________________________________

               _________________________________________________________________

          (iii) Name of shareholders:
                ________________________________________________________________

                ________________________________________________________________


5.   Plan of Distribution.

     Except as set forth below, the undersigned (including its donees or ledges) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Shelf Registration Statement only as follows (if at all): The notes and the common stock issuable upon conversion of the notes may be sold or otherwise distributed in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. The sales or other distributions may be completed in transactions (which may involve block or cross transactions):

- on any national securities exchange or quotation service on which the notes or the common stock issuable upon conversion of the notes are listed or quoted at the time of sale;

-    in the over-the-counter market;

- in ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

- in purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

- in an exchange distribution in accordance with the rules of the applicable exchange;

-    pursuant to Rule 144;

-    in a combination of any such methods of sale; or

-    in any other method permitted pursuant to applicable law.

In connection with sales of the notes and the common stock issuable upon conversion of the notes, the selling security holders may:

- loan or pledge the securities to broker-dealers or other financial institutions that in turn may sell the securities; or

- enter into option or other transactions with broker-dealers or other financial institutions that require the delivery by the selling security holders of notes or the common stock issuable upon conversion of the notes, which the broker-dealer or other financial institution may resell pursuant to this prospectus;.

State any exceptions here:

________________________________________________________________________________

________________________________________________________________________________

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior written agreement of the Company.

The undersigned acknowledges its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The undersigned beneficial owner and selling securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the undersigned beneficial owner and selling securityholder against certain liabilities.

In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective.

All notices to the beneficial owner hereunder and pursuant to the Registration Rights Agreement shall be made in writing to the undersigned at the address set forth in Item 1(b) of this Notice and Questionnaire.

By signing below, the undersigned acknowledges that it is the beneficial owner of the Registrable Securities set forth herein, represents that the information provided herein is accurate, consents to the disclosure of the information contained in this Notice and Questionnaire and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the undersigned beneficial owner. This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York, without giving effect to rules governing the conflict of laws.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

                                        NAME OF BENEFICIAL OWNER:

                                        ----------------------------------------
                                        (Please Print)


                                        Signature:
                                                   -----------------------------
                                        Date:
                                              ----------------------------------

               PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO THE COMPANY INTERNATIONAL INC AS FOLLOWS:

                       Inverness Medical Innovations, Inc.
                            51 Sawyer Road, Suite 200
                          Waltham, Massachusetts 02453
                         Attention: Chief Legal Officer

                              with a faxed copy to:

                                 Foley Hoag LLP
                         Seaport World Trade Center West
                              155 Seaport Boulevard
                           Boston, Massachusetts 02210
                             Facsimile: 617-832-7000
                            Attention: David Broadwin